UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. ________ )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CANYON RESOURCES CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

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	(4)	Date Filed:

ATNA RESOURCES LTD.

Canyon Resources Corporation

A GOLDEN COMBINATION

ATNA RESOURCES LTD.
Developing a Golden Future
A Golden Combination

Certain forward-looking statements are included in this presentation, including statements relating to a proposed transaction between Canyon Resources Corporation and Atna Resources Ltd. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
These forward-looking statements reflect Canyon's and Atna’s current expectations regarding the proposed transaction, and speak only as of the date of this presentation. Investors are cautioned that all forward-
looking statements in this presentation involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks and uncertainties include, among other things: (1) that Canyon stockholders will not support or approve the transaction in a timely manner, if at all; (2) that the closing of the transaction could be materially delayed or more costly and difficult than expected; (3) that the final value of the transaction could be adversely affected by changes in stock price of Atna Resources; and/or (4) that the transaction will not be consummated. A full discussion of other known risks and uncertainties regarding Canyon Resources, its business and operations are included in its Annual Report on Form 10-K, for the year ended December 31, 2006, as filed with the SEC, copies of which are available without charge from Canyon Resources. A full discussion of other known risks and uncertainties regarding Atna Resources, its business and operations are included in its Annual Report on Form 20-F, for the year ended December 31, 2006, as filed with the SEC, copies of which are available without charge from Atna Resources. These filings are also available electronically from the SEC Web site at
www.sec.gov. If any of the events described in those filings were to occur, either alone or in combination, it is likely that Canyon's or Atna's ability to reach the results described in the forward-looking statements could be impaired and Canyon's and/or Atna's stock price could be adversely affected. Neither Canyon
Resources or Atna Resources undertake any obligation to update or correct any forward-looking statements included in this presentation to reflect events or circumstances occurring after the date of this presentation.
Forward Looking Statement

This presentation is not an offer to sell securities or the solicitation of an offer to buy securities. In connection with the proposed transaction, Atna and Canyon intend to file relevant materials with the SEC, including the filing by Atna with the SEC of a Registration Statement on Form F-4 (the "Registration Statement"), which will include a preliminary prospectus and related materials to register the common shares of Atna to be issued in exchange for Canyon common stock. The Registration Statement will incorporate a proxy statement/ prospectus (the "Proxy
Statement/Prospectus") that Canyon plans to mail to its stockholders in connection with obtaining approval to the proposed merger. The Registration Statement and the Proxy Statement/Prospectus will contain important information about Canyon, Atna, the transaction and related matters. Investors and security holders are urged to read the
Registration Statement and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by Canyon and Atna through the web site maintained by the SEC at www.sec.gov.
Canyon and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Canyon in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the
Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Canyon's annual report on Form 10-K, which was filed with the SEC on March 2, 2007. This document is available free of charge at the SEC's web site at www.sec.gov.  Atna and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Canyon in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above.
Additional information regarding these directors and executive officers is also included in Atna's Form 20-F filed with the SEC on June 30, 2005. This document is available free of charge at the SEC's web site at www.sec.gov.  Copies of
Atna’s filings may also be obtained without charge from Atna at its web site (www.atna.com) or by directing a request to Atna Resources Ltd., Attn.: Investor Relations, 510 – 510 Burrard Street, Vancouver, BC V6C 3A8.
Additional Information

Atna - Canyon merger
Canyon shareholders receive 0.32 shares of
Atna for each Canyon share
Warrants, options and convertible debt
become Atna obligations
Canyon special shareholder meeting
March 6, 2008
Close transaction March 7
Transaction

Highlights
A multi-million ounce gold company
Near term production and cash flow
Pipeline of gold development projects
Western U.S. gold focus
Synergistic management team
Financial strength to ensure long term growth

Corporate Information
U.S.$825,000 6% LT
Convertible Debentures
U.S.$825,000 6% LT
Convertible Debentures
Nil
Debt
U.S.$10 - 11 M
(projected at close)
U.S.$4.3 M
U.S.$12.2 M
Cash*
90.8 million
73.2 million
67.2 million
Fully Diluted
81.7 million
53 million
64.7 million
Shares
Outstanding
Combined
Canyon
Atna
*As of September 30, 2007

$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
EV / Resource (US$ / Oz)
Junior Producer Average
Midway Gold Corp.
Western Goldfields
Delta Gold Corporation
Allied Nevada Gold Corp.
Anatolia Minerals Dev. Ltd.
Yukon-Nevada Gold
Kinbdex Mines Ltd.
Combined
Metallic Ventures Gold Inc.

ATNA RESOURCES LTD.

Canyon Resources Corporation

Peer Analysis
The combined company trades at a low Enterprise
Value / oz multiple relative to its peers
(1) Assumes 70% ownership of Pinson
(2) Includes measured, indicated, inferred resources
(3) Includes proven & probable reserves and mineralized material

Re-rating
Potential for significant re-rating as several projects
are advanced toward production
(1) Assumes 70% ownership of Pinson
(2) Includes measured, indicated, inferred
(3) Includes proven & probable reserves and mineralized material
US$67/oz
US$9/oz
US$37/oz
US$50/oz
US$75/oz
US$100/oz
Potential Value to
Combined
Shareholders
+30%
+90%
+149%
(3)
(1)
(2)
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
$4.50
Atna
Canyon
Combined
US$50/oz
US$75/oz
US$100/oz
Re-rating potential

Management Team
David Watkins, MSc, CEO, Chairman
40 years of global mining & exploration experience
James Hesketh, MSc, President & COO
30 years of banking and global production experience
David Suleski, BBA, CPA, VP & CFO
25 years of mining finance and accounting experience
Bill Stanley, BSc, MBA, VP Exploration
30 years exploration experience focused in Nevada

WASHINGTON
Olympia
Portland
Salem
OREGON
IDAHO
Boise
Seven-Up Pete
Helena
MONTANA
WYOMING
Cheyenne
Pinson
Reno
Carson City
Sacramento
NEVADA
Salt Lake City
UTAH
CALIFORNIA
Reward
Briggs
Las Vegas
ARIZONA
Los Angeles

Gold Development Properties
Pinson - Nevada
Briggs - California
Reward - Nevada
Seven Up Pete -
              Montana
Western U.S. Focus

Mineralized Material
Atna(NI43-101)
1,146,600
0.340
3,374,000
Inferred
1,063,000
0.421
2,505,000
Measured & Indicated
Ounces Au
Grade oz/t
Tons
Cut-off (2)
(1) Project basis: Atna owns 70%, Barrick 30%: Barrick may reverse interest to 30:70 by spending US$30M by April 2009
(2) Cut-off 0.20 oz/ton
(3) Although "Measured Resources", "Indicated Resources" and "Inferred Resources" are categories of mineralization that are recognized and required to be disclosed by Canadian regulations, the United States Securities and Exchange Commission (the
"SEC") does not recognize them. Disclosure of contained ounces is permitted under Canadian regulations, however, the SEC generally permits resources to be reported only as in place tonnage and grade. See "Cautionary Note to US Investors."
0.030
55,400,000
Mineralized Material (2)
291,000
0.030
9,600,000
Proven & Probable
Reserves
Ounces Au (3)
Grade oz/t
Tons
Cut-off (1)
(1) Cut-off 0.01 -- 0.08 oz/ton function of open pit or underground
(2) Mineralized material DOES NOT include proven and probable
(3) Equity share of in-situ ounces
Canyon(SEC Guide 7)
Pinson Project Resource (1)

Pinson - Humboldt County, NV
Atna 70%, Barrick 30%
2.2 million ounce resource
1.1 million oz M&I @ 0.42 oz/t
1.1 million oz Inferred @ 0.34 oz/t
Barrick to spend US $30
million before April 2009 to
earn a 70% interest
Goals of Barrick program
Underground development
85,000 feet of drilling
New target exploration
Advancement towards feasibility
and production

Briggs - Inyo County, CA
Near term production
Existing plant and infrastructure
Permitted operating site and leach pads
Open pit engineering studies complete
35,000 oz/year over four years
$468/oz cash cost, $8.25 million CAPEX
Underground design completed
0.259 million tons @ 0.164 oz/ton Au
11,000 oz/yr over 3.5 years
$423/oz cash cost, $4.9 million CAPEX
Excellent exploration potential
High grade structures
Six mile strike length
550,000 oz historic production

Reward - Nye County, NV
Feasibility study completed
Heap leach project
35,000 oz/year, four years
$24 million CAPEX
Cash cost estimate U.S.$410
IRR: 13.2% @ $700 gold
Processing and management
synergies with Briggs
Project permitting underway
Approval expected Q2 2008
Proven & Probable Reserve
5.2 million tons @ 0.027 oz/ton Au
2.0 strip ratio

Seven Up Pete - Lincoln, MT
1991 feasibility study
Open pit mine with CIP circuit
75,000 oz/year production shown in prior
study
Resource model (mineralized
material)
17 million Tons @ 0.035 oz/ton Au
Vein system mineralization
Non-cyanide metallurgical test
work
Gravity/flotation gold recovery
Positive results developed
Private lands and unpatented
claims

Jarbidge
Independence Trend
Clover
Tuscarora
Carlin Trend
Getchell Trend
Elko
Adelaide
Mt. Edna
TJ-DF
80
Battle Mountain
-Eureka trend
Reno
Carson City
Walker Lane Trend
Tram
15
Las Vegas
Search-
light

ATNA RESOURCES LTD.

Canyon Resources Corporation

Gold Exploration Properties
100% Owned Projects
Jarbidge
Mt. Edna
Tram
Searchlight
Joint Venture and Farm-Out Projects
Clover- Yamana Gold
Adelaide - Golden Predator Mines
Tuscarora – Golden Predator Mines
TJ-DF – Sage Gold

Royalties
Wolverine, Yukon (Yukon Zinc)
9.4% NSR on precious metals
McDonald, Montana (Newmont)
3% NSR on 2,870 acres of fee mineral rights
Dominican Republic (Energold)
0.4% NSR and production payments on 12 properties
Mina Cancha, Argentina (Yamana Gold)
2.5 % NSR on gold deposit

Other Assets
Montana – 900,000 Acres of Mineral Rights
Fee mineral rights
Deposit target types include sedimentary hosted Cu/Ag, epithermal Au, massive sulfide, porphyry Cu, and industrial minerals
Wyoming – Uranium Assets
Converse/Sand Creek joint ventures (Uranium One/New Horizon)
23,000 acres claimed or leased land
Chile – Silver & Copper Assets
Cachinal and Celeste joint ventures (Valencia Ventures & Coro Mining)
Canada – Base Metal Assets
Wolf joint venture and Ecstall property

Summary
A multi-million ounce gold company
Near term production and cash flow
Pipeline of gold development projects
Western U.S. gold focus
Synergistic management team
Financial strength to ensure long term growth

A Golden Combination Creating  a
Unique Platform for Growth
ATN:TSX
CAU:AMEX
Atna Resources Ltd.
Cautionary Note to US Investors
This presentation and other information released by Atna uses the terms "resources", "measured resources", "indicated resources" and "inferred resources". United States investors are advised that, while such terms are recognized and required by Canadian securities laws, the SEC does not recognize them. Under United States standards, mineralization may not be classified as a "reserve" unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. Mineral resources that are not mineral reserves do not have demonstrated economic viability. United States investors are cautioned not to assume that all or any part of measured or indicated resources will ever be converted into reserves. Inferred resources are in addition to measured and indicated resources.
Further, inferred resources have a great amount of uncertainty as to their existence and as to whether they can be mined legally or economically. It cannot be assumed that all or any part of the inferred resources will ever be upgraded to a higher category. Therefore, United States investors are also cautioned not to assume that all or any part of the inferred resources exist, or that they can be mined legally or economically.